SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 11, 2004

SILICON GRAPHICS INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1500 Crittenden Lane
Mountain View, CA		94043-1351

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(650) 960-1980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

      On February 11, 2004, the Company announced that it is considering the sale of its Alias graphics application software business and is in exclusive negotiations for such a sale to a private equity investment firm.

      A copy of the press release announcing the Company’s intended sale is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K.

Item 7. Exhibits

(c)
99.1	Press Release dated February 11, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February11, 2004	By:	/s/ Sandra M. Escher

Sandra M. Escher
Senior Vice President and
General Counsel

EXHIBIT INDEX

EXHIBIT
NUMBER	DOCUMENT DESCRIPTION

99.1	Earnings Press Release dated February 11, 2004